Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Basis of Preparation
Basis of Preparation
The accompanying consolidated financial statements, which include the accounts of Holdings and its subsidiaries, have been prepared using accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany transactions have been eliminated on consolidation.

Segment Information
Segment Information
Operating segments are defined as components of an enterprise that engage in business activities for which discrete financial information is available and regularly reviewed by the chief operating decision maker ("CODM"). The Company has determined that its chief executive officer is the Company's CODM.
The Company has identified two operating segments: web presence and digital marketing. The Company has determined that it does not satisfy aggregation criteria for these operating segments, and that each segment meets the quantitative threshold of Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 280, Segment Reporting. Therefore, both operating segments are reportable segments.
The Company's segments share certain resources, primarily related to sales and marketing, engineering and development, and general and administrative functions. Management allocates these costs to each respective segment based on a consistently applied methodology, primarily based on a percentage of revenue.

Use of Estimates
Use of Estimates
U.S. GAAP requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. These estimates, judgments and assumptions used in preparing the accompanying consolidated financial statements are based on the relevant facts and circumstances as of the date of the consolidated financial statements. Although the Company regularly assesses these estimates, judgments and assumptions used in preparing the consolidated financial statements, actual results could differ from those estimates. Changes in estimates are recorded in the period in which they become known. The more significant estimates reflected in these consolidated financial statements include estimates of fair value of assets acquired and liabilities assumed under purchase accounting related to the Company’s acquisitions and when evaluating goodwill and long-lived assets for potential impairment, the estimated useful lives of intangible and depreciable assets, revenue recognition for multiple-element arrangements, stock-based compensation, derivative instruments, certain accruals, reserves and deferred taxes.

Reclassification	Reclassification Certain amounts in the prior period financial statements have been reclassified to conform to the presentation of the current period financial statements.
Cash Equivalents	Cash Equivalents Cash and cash equivalents include all highly liquid investments with remaining maturities of three months or less at the date of purchase.
Restricted Cash
Restricted Cash
Restricted cash is composed of certificates of deposits and cash held by merchant banks and payment processors, which provide collateral against any chargebacks, fees, or other items that may be charged back to the Company by credit card companies and other merchants, and collateral for certain facility leases.

Accounts Receivable
Accounts Receivable
Accounts receivable is primarily composed of cash due from credit card companies for unsettled transactions charged to customers’ credit cards. As these amounts reflect authenticated transactions that are fully collectible, the Company does not maintain an allowance for doubtful accounts. The Company also accrues for earned referral fees and commissions, which are governed by reseller or affiliate agreements, when the amount is reasonably estimable.

Prepaid Domain Name Registry Fees
Prepaid Domain Name Registry Fees
Prepaid domain name registry fees represent amounts that are paid in full at the time a domain is registered by one of the Company’s registrars on behalf of a customer. The registry fees are recognized on a straight-line basis over the term of the domain registration period.

Fair Value of Financial Instruments
Fair Value of Financial Instruments
The carrying amounts of the Company’s financial instruments, which include cash equivalents, accounts receivable, accounts payable and certain accrued expenses, approximate their fair values due to their short maturities. The fair value of the Company’s notes payable is based on the borrowing rates currently available to the Company for debt with similar terms and average maturities and approximates their carrying value.

Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities
FASB ASC 815, Derivatives and Hedging, or ASC 815, provides the disclosure requirements for derivatives and hedging activities with the intent to provide users of financial statements with an enhanced understanding of: (a) how and why an entity uses derivative instruments, (b) how the entity accounts for derivative instruments and related hedged items, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. Further, qualitative disclosures are required that explain the Company’s objectives and strategies for using derivatives, as well as quantitative disclosures about the fair value of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative instruments.
As required by ASC 815, the Company records all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. The Company may enter into derivative contracts that are intended to economically hedge certain of its risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting.
In accordance with the FASB’s fair value measurement guidance in Accounting Standard Update ("ASU") 2011-4, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements, the Company made an accounting policy election to measure the credit risk of its derivative financial instruments that are subject to master netting agreements on a net basis by counterparty portfolio.

Concentrations of Credit and Other Risks
Concentrations of Credit and Other Risks
Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. Cash and cash equivalents are maintained at accredited financial institutions, and PayPal balances are at times without and in excess of federally insured limits. The Company has never experienced any losses related to these balances and does not believe that it is subject to unusual credit risk beyond the normal credit risk associated with commercial banking relationships.

Property and Equipment
Property and Equipment
Property and equipment is recorded at cost or fair value if acquired in an acquisition. The Company also capitalizes the direct costs of constructing additional computer equipment for internal use, as well as upgrades to existing computer equipment which extend the useful life, capacity or operating efficiency of the equipment. Capitalized costs include the cost of materials, shipping and taxes. Materials used for repairs and maintenance of computer equipment are expensed and recorded as a cost of revenue. Materials on hand and construction-in-process are recorded as property and equipment. Assets recorded under property, plant and equipment financing are depreciated over the lease term. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Building	Thirty-five years
Software	Two to three years
Computers and office equipment	Three years
Furniture and fixtures	Five years
Leasehold improvements	Shorter of useful life or remaining term of the lease

Software Development Costs
Software Development Costs
The Company accounts for software development costs for internal use software under the provisions of ASC 350-40, Internal-Use Software. Accordingly, certain costs to develop internal-use computer software are capitalized, provided these costs are expected to be recoverable.
Business Combinations
Business Combinations
The Company accounts for business acquisitions using the purchase method of accounting, in accordance with which assets acquired and liabilities assumed are recorded at their respective fair values at the acquisition date. The fair value of the consideration paid, including contingent consideration, is assigned to the assets acquired and liabilities assumed based on their respective fair values. Goodwill represents excess of the purchase price over the estimated fair values of the assets acquired and liabilities assumed.
Significant judgments are used in determining fair values of assets acquired and liabilities assumed, as well as intangibles and their estimated useful lives. Fair value and useful life determinations are based on, among other factors, estimates of future expected cash flows, royalty cost savings and appropriate discount rates used in computing present values. These judgments may materially impact the estimates used in allocating acquisition date fair values to assets acquired and liabilities assumed, as well as the Company's current and future operating results. Actual results may vary from these estimates which may result in adjustments to goodwill and acquisition date fair values of assets and liabilities during a measurement period or upon a final determination of asset and liability fair values, whichever occurs first. Adjustments to fair values of assets and liabilities made after the end of the measurement period are recorded within the Company's operating results.
Changes in the fair value of a contingent consideration resulting from a change in the underlying inputs are recognized in results of operations until the arrangement is settled.

Goodwill
Goodwill
Goodwill relates to amounts that arose in connection with various acquisitions and represents the difference between the purchase price and the fair value of the identifiable intangible and tangible net assets when accounted for using the purchase method of accounting. Goodwill is not amortized, but it is subject to periodic review for impairment. Events that would indicate impairment and trigger an interim impairment assessment include, but are not limited to, current economic and market conditions, a decline in the equity value of the business, a significant adverse change in certain agreements that would materially affect reported operating results, business climate or operational performance of the business and an adverse action or assessment by a regulator.
In accordance with ASU No. 2011-08, Intangibles-Goodwill and Other (Topic 350) Testing Goodwill for Impairment, or ASU 2011-08, the Company is required to review goodwill by reporting unit for impairment at least annually or more often if there are indicators of impairment present. A reporting unit is either the equivalent of, or one level below, an operating segment. The Company early adopted the provisions in ASU 2017-04, which eliminates the second step of the goodwill impairment test. As a result, the Company's goodwill impairment tests include only one step, which is a comparison of the carrying value of each reporting unit to its fair value, and any excess carrying value, up to the amount of goodwill allocated to that reporting unit, is impaired.
The carrying value of each reporting unit is based on the assignment of the appropriate assets and liabilities to each reporting unit. Assets and liabilities were assigned to each reporting unit if the assets or liabilities are employed in the operations of the reporting unit and the asset and liability is considered in the determination of the reporting unit fair value. Certain assets and liabilities are shared by multiple reporting units, and were allocated to each reporting unit based on the relative size of a reporting unit, primarily based on revenue.
The Company's goodwill impairment test as of October 31, 2017 resulted in a $12.1 million impairment of goodwill to the Company's domain monetization reporting unit within the web presence segment. The impairment was a direct result of a more rapid decline in domain parking revenue than originally expected, and to a lesser extent, reduced sales of premium domain names. Goodwill for this reporting unit was completely impaired. Goodwill allocated to the other six reporting units to which goodwill has been allocated was not impaired.
As of the test date of October 31, 2018, the fair value for all reporting units was higher than their respective carrying values, and no impairment was recorded.
For the annual impairment test as of October 31, 2019, the Company had a total of seven reporting units to which goodwill has been allocated. Additionally, the Company has three smaller reporting units to which no goodwill has been allocated, as they had been determined to have no material fair value, and one reporting unit which has no remaining goodwill allocated to it.
The Company determines the fair value of each reporting unit by utilizing the income approach and the market approach. For the income approach, fair value is determined based on the present value of estimated future after-tax cash flows, discounted at an appropriate risk adjusted rate. The Company derives its discount rates by using a capital asset pricing model and analyzing published rates for industries relevant to its reporting units to estimate the weighted-average cost of capital. The Company uses discount rates that are commensurate with the risks and uncertainty inherent in its business and in its internally developed forecasts. For fiscal years 2017 and 2018, the Company used a discount rate of 10.0% for all but one of its reporting units. For fiscal year 2019, the Company used a discount rate of 10.5% for all but three of its reporting units. For two of the reporting units, which are experiencing declining cash flows, the Company used a discount rate of 13.0% and 13.5%, respectively, to adjust for the risk in the projected cash flows. For the remaining reporting unit, which had just been acquired in September 2019, the Company used a discount rate of 15.5%, to adjust for the risk in the projected cash flows. The Company also performed sensitivity analysis on its discount rates. The Company uses internal forecasts to estimate future after-tax cash flows, which include an estimate of long-term future growth rates based on the Company's view of the long-term outlook for each reporting unit. Actual results may differ from those assumed in the Company's forecasts.
For the market approach, the Company uses a valuation technique in which values are derived based on valuation multiples from comparable public companies, and a valuation multiple from sales of comparable companies.
For the fiscal 2017 goodwill impairment analysis, the Company compared the fair value from the income approach to the market approach based on multiples of comparable public companies and noted no material variances in the valuation techniques.
For the fiscal 2018 goodwill impairment analysis, the Company compared the fair value from the income approach to two market approaches, which included a valuation multiple of comparable public companies and a valuation multiple from sales of comparable companies. For three of the Company's reporting units, which represented approximately 95% of the Company's goodwill at the time of the 2018 goodwill impairment analysis, the fair value derived from the income approach was consistent with the fair value derived from the two market approaches. The Company established the fair value for these reporting units based on the average fair value from all three valuation approaches.
For the fiscal 2018 goodwill impairment analysis, for two of the Company's reporting units, which represented approximately 3% of the Company's goodwill, the Company based their fair value entirely upon the income approach, as these two reporting units were experiencing declining cash flows and were expected to continue to experience declines over time. The fair values from the income approach for these two reporting units were materially below the fair values derived from both market approaches. The goodwill allocated to these two reporting units was approximately $64.2 million as of December 31, 2018. For one of the Company's reporting units, which represented approximately 2% of the Company's goodwill, the fair values derived from the market approaches were much lower than the income approach using a discount rate of 10%. The Company determined that more risk was present in the projected future cash flows of this reporting unit as compared to the Company's other reporting units and determined that a discount rate of 17% was appropriate. The fair value of this reporting unit under the income approach at a discount rate of 17% was consistent with the fair values determined under the two market approaches. The Company established fair value for this reporting unit based on the average fair value from all three valuation approaches.
For the fiscal 2019 goodwill impairment analysis, the Company compared the fair value from the income approach to two market approaches, which included a valuation multiple of comparable public companies and a valuation multiple from sales of comparable companies. For three of the reporting units, which represent approximately 97% of the Company's goodwill as of December 31, 2019, the Company established the fair value based on the average fair value from all three valuation approaches. For two of the remaining reporting units, which represent approximately 3% of the Company's goodwill as of December 31, 2019, the Company established fair value based on the income approach only, because these reporting units are experiencing declining cash flows. The Company calculated and recognized a partial impairment of $10.0 million for one of these reporting units and a full impairment of $2.3 million for the second of these reporting units, both of which were recorded as an operating expense in the consolidated statements of operations and other comprehensive income (loss). For the other two reporting units for which the income approach was used, the Company had just acquired one reporting unit in the three months ended September 30, 2019, and was in the process of disposing of the other reporting unit through a sale in December 2019.
Goodwill as of December 31, 2019 was $1,835.3 million. The carrying value of goodwill that was allocated to the web presence and digital marketing segments was $1,231.9 million and $603.4 million, respectively. The fair value of all but three of the reporting units with goodwill at December 31, 2019 exceeds each reporting unit's carrying value by at least 20%.
Of the other three reporting units with less than 20% excess of fair value over carrying value, one reporting unit is forecast to experience continuing negative growth in both revenue and cash flows. Given this fact pattern, the Company relied upon the income approach in order to quantify the impact of persistent negative growth expectations and to develop a fair value for this reporting unit. The goodwill allocated to this reporting unit as of December 31, 2019 was $52.0 million. The Company expects that cash flows will continue to decline, which could result in goodwill impairment charges for this reporting unit at some point in the future.
The second reporting unit with less than a 20% excess of fair value over carrying value was acquired in September 2019. Based on the short duration between the acquisition date and the testing date, and lacking indications of specific events that either positively or negatively impacted the carrying value, fair value on this reporting unit approximated the allocated goodwill. Goodwill for this reporting unit as of December 31, 2019 was approximately $7.0 million.
The third reporting unit represents a combination of different hosting brands, which the Company will continue to monitor in the future. Though near term cash flows are projected to decline, growth in the cash flows is expected to return after further investments in engineering and development and sales and marketing are made. This reporting unit's fair value was established using three valuation methods, equally weighted. As the reporting unit passed the goodwill impairment test with equal weight given to the three approaches, the Company did not adjust the weight given to the three valuation approaches. As of December 31, 2019, the fair value of this reporting unit, as estimated based upon the Company's future projections, exceeded its carrying value by less than 4%. In the event the Company's investments in engineering and development and sales and marketing do not generate the anticipated improvement in future operating performance, then future impairments may be recognized for this reporting unit. Goodwill for this reporting unit as of December 31, 2019 was approximately $1.2 billion.
Long-Lived Assets
Long-Lived Assets
The Company’s long-lived assets consist primarily of intangible assets, including acquired subscriber relationships, trade names, intellectual property, developed technology, and domain names available for sale. The Company also has long-lived tangible assets, primarily consisting of property and equipment. The majority of the Company’s intangible assets are recorded in connection with its various acquisitions. The Company’s intangible assets are recorded at fair value at the time of their acquisition. The Company amortizes intangible assets over their estimated useful lives.
Determination of the estimated useful lives of the individual categories of intangible assets is based on the nature of the applicable intangible asset and the expected future cash flows to be derived from the intangible asset. Amortization of intangible assets with finite lives is recognized in accordance with their estimated projected cash flows.
The Company evaluates long-lived intangible and tangible assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If indicators of impairment are present and undiscounted future cash flows are less than the carrying amount, the fair value of the assets is determined and compared to the carrying value. If the fair value is less than the carrying value, then the carrying value of the asset is reduced to the estimated fair value and an impairment loss is charged to expense in the period the impairment is identified.
Indefinite life intangible assets include domain names that are available for sale which are recorded at cost to acquire. These assets are not being amortized and are being tested for impairment annually and whenever events or changes in circumstance indicate that their carrying value may not be recoverable. When a domain name is sold, the Company records the cost of the domain in cost of revenue.
During the year ended December 31, 2017, the Company recognized an impairment charge of $13.8 million relating to certain domain name intangible assets acquired in 2014, which was recorded in cost of revenue in the consolidated statements of operations and comprehensive income (loss). The impairment resulted from diminished cash flows associated with these intangible assets.
Also during the year ended December 31, 2017, the Company recognized an impairment charge of $4.9 million primarily relating to developed technology and customer relationships associated with the acquisition of the Directi web presence business in 2014. This impairment was recorded in cost of revenue in the consolidated statements of operations and comprehensive income (loss). The impairment resulted from diminished cash flows associated with these intangible assets.
All of the 2017 impairments described above were recognized in the web presence segment.
During the year ended December 31, 2018, the Company did not identify any impairments relating to its long-lived assets.
During the year ended December 31, 2019, the Company recognized an aggregate impairment of $25.2 million, relating primarily to premium domain name intangible assets acquired in 2014, which was recorded in cost of revenue in the consolidated statements of operations and comprehensive income (loss). The impairment resulted from recent market conditions that have adversely impacted cash flows from these assets, and these market conditions are expected to continue. During the three months ended June 30, 2019, the Company recognized an impairment of $17.9 million. The Company valued its premium domain name assets included in its domain monetization reporting unit based on discounted projected cash flows from these assets using a discount rate of 11.6%, which resulted in an impairment of $16.2 million. The balance of the impairment charge was primarily related to developed technology intangible assets associated with the premium domain business, which were valued using a relief from royalty approach. During the annual goodwill impairment test as of October 31, 2019, the Company valued the domain monetization reporting unit based on discounted projected cash flows from its assets using a discount rate of 10.5% and recognized an additional impairment of $7.3 million, of which $4.6 million related to domain names and the balance related to developed technology and trademarks associated with this reporting unit. As of December 31, 2019, the intangible assets relating to the Company's domain monetization reporting unit have been completely written off.

Revenue Recognition
Revenue Recognition
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09 or ASC 606, which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. Since then, the FASB has also issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606), Principals versus Agent Considerations, ASU 2016-10, Revenue from Contracts with Customers (Topic 606), Identifying Performance Obligations and Licensing, and ASU 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), and Amendments to SEC Paragraphs Pursuant to the Staff Announcement at the July 20, 2017 EITF Meeting and Rescission of Prior SEC Staff Announcements and Observer Comments, which further elaborate on the original ASU No. 2014-09. The Company adopted the guidance in ASC 606 on January 1, 2018. Revenue is recognized when control of the promised products or services is transferred to the Company’s customers, in an amount that reflects the consideration the Company expects to be entitled to for those products and services. In general, the Company determines revenue recognition through the following steps:

•	Identification of the contract, or contracts, with the customer

•	Identification of the performance obligations in the contract

•	Determination of the transaction price

•	Allocation of the transaction price to the performance obligations in the contract

•	Recognition of revenue when, or as, the Company satisfies a performance obligation
The Company provides cloud-based subscription services, which include website hosting and related add-ons, search engine optimization ("SEO") services, domain registration services and email marketing.
Website hosting gives subscribers access to an environment where the Company hosts a customer’s website. The related contract terms are generally for one year, but can range from 30 days to three years. Website hosting services are typically sold in bundled offerings that include website hosting, domain registration services and various add-ons. The Company recognizes revenue for website hosting and domain registration services over the term of the contract.
The main add-on services related to website hosting are domain privacy, secure sockets layer ("SSL") security, site backup and restoration, and website builder tools. These services may be included in website hosting bundles, or they may be purchased on a standalone basis. Certain add-on services are provided by third parties. In cases where the Company is acting as an agent for the sale of third party add-on services, the Company recognizes revenue on a net basis at the time of sale. In cases where the Company is acting as a principal for the sale of third party add-on services (i.e., the Company has the primary responsibility to provide specific goods or services, it has discretion to establish prices and it may assume inventory risk), the Company recognizes revenue on a gross basis over the term of the contract. The revenue for Company-provided add-on services is primarily recognized over the term of the contract.
SEO services are monthly subscriptions that provide a customer with increased traffic to their website over the term of the subscription. Revenue from SEO services is recognized over the monthly term of the contract.
In the case of domain registration services, the Company is an accredited registrar and can provide registration services to the customer, or it can select an accredited third party registrar to perform these duties. Domain registration services are generally annual subscriptions, but can cover multiple years. Revenue for these services is recognized over time.
Email marketing services provide subscribers with a cloud-based platform that can send broadcast emails to a customer list managed by the subscriber. Pricing is based on contract list volume from the prior monthly period, which determines the contractual billing price for the upcoming month. Revenue for this service is recognized over the monthly term of the contract.
Inventory management and marketplace listing services provide customers with a cloud-based platform that integrates standard inventory management features with order management and shipping management capabilities across multiple channels. Pricing is primarily based on order volume from the prior monthly period. For inventory management customers who subscribe to an annual plan, revenue is recognized ratably over the term of the contract. Inventory management professional services are also provided to customers when requested, and are recognized into revenue upon completion.
Non-subscription based services include certain professional services, primarily website design or re-design services, marketing development fund revenue ("MDF"), premium domain names and domain parking services.
Website design and re-design services are recognized when the service is complete.
Marketing development funds consist of commissions earned by the Company when a third party sells its products or services directly to the Company’s subscribers, and advertising revenue for third party ads placed on Company websites. The Company records revenue when the service is provided and calculates it based on the contractual revenue share arrangement or over the term of the advertisement.
Domain parking allows the Company to monetize certain of its premium domain names by loaning them to specialized third parties that generate advertising revenue from these parked domains on a pay per click ("PPC") basis. Revenue is recognized when earned and calculated based on the revenue share arrangement with the third party.
Revenue from the sale of premium domains is recognized when persuasive evidence of an arrangement to sell such domains exists and delivery of an authorization key to access the domain name has occurred. Premium domain names are paid for in advance prior to the delivery of the domain name.
For most of the Company’s performance obligations, the customer simultaneously receives and consumes the service over a period of time as the Company performs the service, resulting in the recognition of revenue over the subscription period. This method provides an appropriate depiction of the timing of the transfer of services to the customer. In limited instances, the customer obtains control of the promised service at a point in time, with no future obligations on the part of the Company. In these instances, the Company recognizes revenue at the point in time control is transferred. The contracts that the Company enters into typically do not contain any variable or non-cash considerations.
The Company maintains a reserve for refunds and chargebacks related to revenue that has been recognized and is expected to be refunded. The Company had a refund and chargeback reserve of $0.4 million and $0.3 million as of December 31, 2018 and 2019, respectively. The portion of deferred revenue that is expected to be refunded at December 31, 2018 and 2019 was $2.2 million and $1.9 million, respectively. Based on refund history, a significant majority of refunds happen in the same fiscal month that the customer contract starts or renews. Approximately 84% of all refunds happen in the same fiscal month that the contract starts or renews, and approximately 95% of all refunds happen within 45 days of the contract start or renewal date.
The Company did not apply any practical expedients during its adoption of ASC 606. The Company elected to use the portfolio method in the calculation of the deferred contract assets.
Direct Costs of Revenue
The Company’s direct costs of revenue include only those costs directly incurred in connection with the provision of its cloud-based products and services. The direct costs of registering domain names with registries are spread over the terms of the arrangement and the cost of reselling domains of other third-party registrars are expensed as incurred. Cost of revenue includes depreciation on data center equipment and support infrastructure and amortization expense related to the amortization of long-lived intangible assets.
Contracts with Multiple Performance Obligations
A considerable amount of the Company’s revenue is generated from transactions that are contracts with customers that may include web hosting plans, domain name registrations, and other cloud-based products and services. In these cases, the Company determines whether the products and services are distinct performance obligations that should be accounted for separately versus together. The Company allocates revenue to each performance obligation based on its relative standalone selling price ("SSP"), generally based on the price charged to customers. Web hosting services, domain name registrations, and other cloud-based products and services have distinct performance obligations and are often sold separately. If the promise is not distinct and therefore not a performance obligation, then the total transaction amount is allocated to the identified performance obligation based on a relative selling price hierarchy. When multiple performance obligations are included in a contract, the total transaction amount for the contract is allocated to the performance obligations based on a relative selling price hierarchy. The Company determines the relative selling price for a performance obligation based on SSP. The Company determines SSP by considering its observed SSPs, competitive prices in the marketplace and management judgment; these SSPs may vary depending upon the particular facts and circumstances related to each deliverable. The Company analyzes the SSPs used in its allocation of transaction amount, at a minimum, on a quarterly basis.
Deferred Revenue
The Company records deferred revenue when cash payments are received or are due in advance of the Company’s performance, including amounts that are refundable. The change in the deferred revenue balance for the year ended December 31, 2019 is primarily driven by cash payments received or due in advance of the Company satisfying its performance obligations, offset by $363.5 million of revenue recognized that were included in the deferred revenue balance at the beginning of the period.
The following table provides a reconciliation of the Company's deferred revenue as of December 31, 2019:

	Short-term	Long-term
	(in thousands)
Balance at December 31, 2018	$371,758	$96,140
Recognition of the beginning deferred revenue into revenue, as a result of performance obligations satisfied	(363,454)	—
Cash received in advance during the period	805,697	311,336
Recognition of cash received in the period into revenue, as a result of performance obligations satisfied	(749,823)	—
Deferred revenue derecognized due to the disposition of SinglePlatform	(1,825)	—
Foreign translation impact	(702)	—
Reclassification between short-term and long-term	307,824	(307,824)
Balance at December 31, 2019	$369,475	$99,652

The difference between the opening and closing balances of the Company’s deferred liabilities primarily results from the timing difference between the Company’s performance and the customer’s payment. During the year ended December 31, 2019, the Company recognized $363.5 million and $0.0 million, respectively, from beginning deferred revenue current and long-term balances existing at December 31, 2018. The Company did not recognize any revenue from performance obligations satisfied in prior periods.
The following table provides the remaining performance obligation amounts as of December 31, 2019. These amounts are equivalent to the ending deferred revenue balance of $469.1 million, which includes both short and long-term amounts:

	Web presence	Digital marketing	Total
	(in thousands)
Remaining performance obligation, short-term	$316,037	$53,438	$369,475
Remaining performance obligation, long-term	99,646	6	99,652
Total	$415,683	$53,444	$469,127

This backlog of revenue related to future performance obligations is prepaid by customers and supported by executed contracts with customers. The Company has established a reserve of $0.3 million for refunds and chargebacks, 95% of which is expected to materialize in the first 45 days after the contract start or renewal date. The remainder of the deferred revenue is expected to be recognized in future periods.
Deferred Customer Acquisition Costs
As a result of the implementation of ASC 606, the Company now capitalizes the incremental costs directly related to obtaining and fulfilling a contract (such as sales commissions and certain direct sales and marketing success based costs), if these costs are expected to be recovered. These costs are amortized over the period the services are transferred to the customer, which is estimated based on customer churn rates for various segments of the business. The Company includes only those incremental costs that would not have been incurred if the contracts had not been entered into:

	Short-term	Long-term
	(in thousands)
Balance at December 31, 2018	$41,458	$42,472
Deferred customer acquisition costs incurred in the period	23,938	36,936
Amounts recognized as expense in the period	(55,479)	—
Foreign translation impact	(115)	83
Reclassification between short-term and long-term	29,801	(29,801)
Adjustment resulting from sale of SinglePlatform business	(1,168)	(910)
Balance at December 31, 2019	$38,435	$48,780

As of December 31, 2019, the Company has a total of $76.6 million and $10.6 million in deferred assets relating to costs incurred to obtain or fulfill contracts in its web presence and digital marketing segments, respectively. During the year ended December 31, 2019, the Company recognized total amortization costs related to the above items of $49.2 million and $6.3 million in its web presence and digital marketing segments, respectively, which were included in sales and marketing in the consolidated statements of operations and comprehensive income (loss).
Significant Judgments
The Company sells a number of third party cloud-based services to enhance a subscriber’s overall website hosting experience. The Company exercises considerable judgment to determine if it is the principal or agent in each of these arrangements, and in some instances, has concluded that it is an agent of the third party and recognizes revenue at time of subscriber purchase at an amount that is net of the revenue share payable to the third party.
The Company exercises judgment to determine the SSP (standalone selling price) for each distinct performance obligation. In instances where the SSP is not directly observable, such as when the Company does not sell the product or service separately, the Company determines the SSP using information that may include a competitive market assessment approach and other observable inputs. The Company typically has more than one SSP for individual products and services.
Judgment is required to determine whether particular types of sales and marketing costs incurred, including commissions, are incremental and recoverable costs incurred to obtain and fulfill the customer contract. In addition, judgment is required to determine the life of the customer over which deferred customer acquisition costs are amortized.

Engineering and Development Costs	Engineering and Development Costs Engineering and development costs incurred in the development and maintenance of the Company’s technology infrastructure are expensed as incurred.
Sales and Marketing Costs
Sales and Marketing Costs
The Company engages in sales and marketing through various online marketing channels, which include affiliate and search marketing as well as online partnerships. The Company expenses sales and marketing costs as incurred.
Foreign Currency
Foreign Currency
The Company has sales in a number of foreign currencies. In 2013, the Company commenced operations in foreign locations which report in the local currency. The assets and liabilities of the Company’s foreign locations are translated into U.S. dollars at current exchange rates as of the balance sheet date, and revenue and expenses are translated at average monthly exchange rates. The resulting translation adjustments are recorded as a separate component of stockholders’ equity and have not been material. Foreign currency transaction gains and losses relate to the settlement of assets or liabilities in another currency.

Income Taxes
Income Taxes
Income taxes are accounted for in accordance with FASB ASC 740, Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using the enacted tax rates and laws that will be in effect when the Company expects the differences to reverse. The Company reduces the deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that the Company will not realize some portion or all of the deferred tax assets. The Company considers relevant evidence, both positive and negative, to determine the need for a valuation allowance.
As part of the Tax Cut and Jobs Act of 2017, the Company is subject to a territorial tax system in which it is required to make an accounting policy in providing for tax on Global Intangible Low Taxed Income (“GILTI”) earned by certain foreign subsidiaries. The Company has elected to treat the impact of GILTI as a period cost, to be reported as a part of continuing operations, as a component of income tax expense.
Under U.S. GAAP, in order to recognize an uncertain tax benefit, the taxpayer must determine it is more likely than not the position will be sustained, and the measurement of the benefit is calculated as the largest amount that is more than 50 percent likely to be realized upon resolution of the benefit. Although the Company believes that it has adequately provided for liabilities resulting from tax assessment by taxing authorities, positions taken by these tax authorities could have an impact on the Company’s results of operations, financial position and/or cash flows. The Company recognizes the interest and penalties related to income taxes as a part of interest expense and operating expenses, respectively, in continuing operations in its consolidated statements of operations and comprehensive income (loss).
In addition, ASC 740 clarifies the accounting for income taxes by prescribing a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. The Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that is more likely than not to be realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company had $1.1 million unrecognized tax benefits as of December 31, 2017, $4.4 million as of December 31, 2018, and $4.7 million as of December 31, 2019.
The Company records interest related to unrecognized tax benefits in interest expense and penalties in operating expenses.
Stock-Based Compensation
Stock-Based Compensation
The Company may issue restricted stock units, restricted stock awards and stock options which vest upon the satisfaction of a performance condition and/or a service condition. The Company follows the provisions of ASC 718, Compensation—Stock Compensation, or ASC 718, which requires employee stock-based payments to be accounted for under the fair value method. Under this method, the Company is required to record compensation cost based on the estimated fair value for stock-based awards granted over the requisite service periods for the individual awards, which generally equals the vesting periods, net of estimated forfeitures. The Company uses the straight-line amortization method for recognizing stock-based compensation expense. In addition, for stock-based awards where vesting is dependent upon achieving certain performance goals, the Company estimates the likelihood of achieving the performance goals against established performance targets.
The Company estimates the fair value of employee stock options on the date of grant using the Black-Scholes option-pricing model, which requires the use of highly subjective estimates and assumptions. For restricted stock awards granted, the Company estimates the fair value of each restricted stock award based on the closing trading price of its common stock on the date of grant.

Net (Loss) Income per Share
Net (Loss) Income per Share
The Company considered ASC 260-10, Earnings per Share, or ASC 260-10, which requires the presentation of both basic and diluted earnings per share in the consolidated statements of operations and comprehensive income (loss). The Company’s basic net (loss) income per share is computed by dividing net (loss) income by the weighted-average number of shares of common stock outstanding for the period, and, if there are dilutive securities, diluted net (loss) income per share is computed by including common stock equivalents which includes shares issuable upon the exercise of stock options, net of shares assumed to have been purchased with the proceeds, using the treasury stock method.
The Company considered FASB ASC 260-10, Earnings per Share, which requires the presentation of both basic and diluted earnings per share in the consolidated statements of operations and comprehensive income (loss). The Company’s basic net (loss) income per share is computed by dividing net (loss) income by the weighted-average number of shares of common stock outstanding for the period, and, if there are dilutive securities, diluted income per share is computed by including common stock equivalents which includes shares issuable upon the exercise of stock options, net of shares assumed to have been purchased with the proceeds, using the treasury stock method.

Guarantees
Guarantees
The Company has the following guarantees and indemnifications:
In connection with its acquisitions of companies and assets from third parties, the Company may provide indemnification or guarantees to the sellers in the event of damages for breaches or other claims covered by such agreements.
In connection with various vendor contracts, including those by which a product or service of a third party is offered to subscribers of the Company, the Company may guarantee the obligations of its subsidiaries or provide indemnification to the vendors in the event of damages for breaches or other claims covered by the contracts.
As permitted under Delaware and other applicable law, Holdings' charter and by-laws and those of its subsidiary companies provide that the Company shall indemnify its officers and directors for certain liabilities, including those incurred by reason of the fact that the officer or director is, was, or has agreed to serve as an officer or director of the Company. The maximum potential amount of future payments the Company could be required to make under these indemnification provisions is unlimited.
The Company leases office space and equipment under various operating leases. The Company has standard indemnification arrangements under these leases that require the Company to indemnify the lessor against losses, liabilities and claims incurred in connection with the premises or equipment covered by the Company’s lease agreements, the Company’s use of the premises, property damage or personal injury and breach of the agreement.
Through December 31, 2019, the only losses incurred by the Company in connection with any of its indemnification obligations or guarantees relate to immaterial amounts incurred to indemnify officers in connection with SEC investigations settled by the Company in 2018. The Company does not expect material claims related to these indemnification obligations and consequently concluded that the fair value of these obligations is negligible.

Recent Accounting Pronouncements
Recent Accounting Pronouncements - Recently Adopted
In February 2016, the FASB issued ASU No. 2016-02, Leases, or ASC 842. Since then, the FASB has also issued ASU No. 2018-10, Codification Improvements to Topic 842, Leases, which further clarifies ASU No. 2016-02 and corrects unintended application of guidance. The new standard establishes a right-of-use ("ROU") model that requires a lessee to record an ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. A modified retrospective transition approach is required for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available.
The Company adopted the new standard on January 1, 2019. The Company elected to utilize the available practical expedients and implemented internal controls and reporting systems to enable the preparation of the financial information on adoption and on an ongoing basis subsequent to adoption. Upon adoption, the Company recorded an ROU asset of $114.9 million, and a lease liability of $124.5 million, and reduced accrued facility exit costs by $1.7 million and deferred rent liabilities by $7.9 million. There was no impact to opening retained earnings as a result of the adoption of the new guidance. The impact of applying ASC 842 on the results for reporting periods and balance sheet beginning after January 1, 2019 is presented under ASC 842, while prior amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting under ASC 840, Leases. The Company's accounting for finance leases remained substantially unchanged. See Note 7, Leases, for further details.
In July 2018, the FASB issued ASU No. 2018-07, Compensation - Stock Compensation (Topic 718). The new guidance expands the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees. The amendments in ASU No. 2018-07 specify that Topic 718 applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor's own operations by issuing share-based payment awards to a non-employee. The amendments also clarify that Topic 718 does not apply to share-based payments used to effectively provide (1) financing to the issuer or (2) awards granted in conjunction with selling goods or services to customers as part of a contract accounted for under Topic 606, Revenue from Contract with Customers. The new guidance is effective for public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years and early adoption is permitted, provided the company has already adopted the guidance in Topic 606. A company should only remeasure liability-classified awards that have not been settled by the date of adoption and equity-classified awards for which a measurement date has not been established through a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year of adoption. Upon transition, the company is required to measure these nonemployee awards at fair value as of the adoption date. The Company adopted the guidance on January 1, 2019. The adoption of this guidance did not have a material impact on its consolidated financial statements.
Recent Accounting Pronouncements - Recently Issued
In August 2018, the FASB issued ASU No. 2018-15, Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40): Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract. The new guidance provides for the deferral of implementation costs for cloud computing arrangements and expensing those costs over the term of the cloud services arrangement. The new guidance is effective for fiscal years beginning after December 15, 2019. The Company is currently evaluating the timing of adoption and the expected impact of the new guidance.
In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740), which amends the existing guidance relating to the accounting for income taxes. This ASU is intended to simplify the accounting for income taxes by removing certain exceptions to the general principles of accounting for income taxes and to improve the consistent application of GAAP for other areas of accounting for income taxes by clarifying and amending existing guidance. The new guidance is effective for fiscal years beginning after December 15, 2020. The Company does not expect that the adoption of this new guidance will have a material impact on its consolidated financial statements.